UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 26, 2005


                          GULF ISLAND FABRICATION, INC.
             (Exact name of registrant as specified in its charter)


       Louisiana                      0-22303                 72-1147390
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)           Identification No.)


                                583 Thompson Road
                             Houma, Louisiana 70363
               (Address of principal executive offices)(Zip Code)



                                 (985) 872-2100
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01    Other Events.

     On October 26, 2005, Gulf Island Fabrication, Inc. issued a press release announcing the declaration of a common stock dividend. A copy of the press release is attached as Exhibit 99.2.


Item 9.01   Financial Statements and Exhibits.

         (c) Exhibits

                  The following exhibit is filed herewith:

                  Exhibit No.    Description
                  99.2           Press Release dated October 26, 2005




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GULF ISLAND FABRICATION, INC.

                                     By:  /s/ Joseph P. Gallagher, III
                                     ----------------------------------
                                     Joseph P. Gallagher, III
                                     Vice President - Finance,
Dated:  October 26, 2005             Chief Financial Officer
                                     and Treasurer
                                     (Principal Financial Officer
                                     and Duly Authorized Officer)